ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Educator’s Direct

Supplement dated September 11, 2009 to the Contract Prospectus and
Contract Prospectus Summary each dated May 1, 2009, as amended

State of Delaware 403(b) Plan

The referral incentive program for Educator’s Direct participants referenced in the August 27, 2009
Supplement is currently not available.

X.153730-09A	September 2009